Exhibit 10.1

SEVENTH AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into effective as of the 30th day of September, 2008 (the “Effective Date”) by and among UNION DRILLING, INC., a corporation organized under the laws of the State of Delaware (“Union Drilling” and/or “Borrower”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the financial institutions (collectively “Lenders” and each a “Lender”), which are now or which hereafter become a party to the Credit Agreement (defined below) (PNC, in such capacity, “Agent”), and Lenders.

PRELIMINARY STATEMENTS

A Borrower, Lenders and Agent are parties to that certain Revolving Credit and Security Agreement dated March 31, 2005 (as amended, supplemented or modified from time to time, and to the date hereof, the “Credit Agreement”); and

B Borrower, Lenders and Agent desire to amend the Credit Agreement and the Other Documents, and Agent and Lenders are willing to do so subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.01 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

AMENDMENT

The Credit Agreement is, effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in Section 3.01 of this Amendment, hereby amended as follows:

2.01 Amendment to Section 1.1; Amendment of Certain Defined Terms. The definitions of “Applicable Margin”, “Commitment Amount”, “Commitment Percentage”, “Initial Margin” and “Maximum Revolving Advance Amount” contained in Section 1.1 of the Credit Agreement are hereby amended as follows:

“‘Applicable Margin’ shall mean the applicable Initial Margin for the period from the Seventh Amendment Closing Date until the date of the first adjustment described below, and thereafter, a rate per annum determined by reference to the following grid:

Facility Usage	Eurodollar Rate Loans	Base Rate Loans
If Facility Usage is less than or equal to 33% of the Total Commitment Amount	3.00%	1.25%
If Facility Usage is greater than 33% but less than or equal to 66.67% of the Total Commitment Amount	2.75%	1.00%
If Facility Usage is greater than 66.67% of the Total Commitment Amount	2.50%	0.75%

Adjustments, if any, in the Applicable Margin shall be implemented monthly, on a prospective basis, commencing on January 1, 2009 and effective the first day of each fiscal month thereafter based upon Agent’s calculation of the prior month’s Facility Usage as determined by Agent in its sole discretion. If an Event of Default has occurred and is continuing at the time any reduction in the Applicable Margin is to be implemented, that reduction shall be deferred until the first day of the first fiscal month following the date on which such Event of Default is waived or cured. Nothing set forth in this definition shall limit the applicability of the Default Rate in the event of a failure to comply with Section 6.5(b) hereof.

‘Commitment Amount’ of any Lender shall mean the commitment amount set forth below such Lender’s name on the signature page of the Seventh Amendment, as the same may be adjusted pursuant to Section 2.24 hereof or upon any assignment by a Lender pursuant to Section 16.3(c) hereof.

‘Commitment Percentage’ of any Lender shall mean the percentage set forth below such Lender’s name on the signature page of the Seventh Amendment as same may be adjusted pursuant to Section 2.24 hereof or upon any assignment by a Lender pursuant to Section 16.3(c) hereof.

‘Initial Margin’ shall mean an interest rate per annum equal to (a) one and one-quarter of one percent (1.25%) with respect to Domestic Rate Loans, or (b) three percent (3.00%) with respect to Eurodollar Rate Loans.

‘Maximum Revolving Advance Amount’ shall mean $67,500,000, as such amount may be increased pursuant to Section 2.24 hereof.”

2.02 Amendment to Section 1.1; Addition of Certain Defined Terms. Effective as of the date hereof, the following definitions are hereby added to Section 1.1 of the Credit Agreement to read as follows:

“‘Facility Usage’ means the average for each day of the month of the sum of (i) the unpaid balance of the Advances, plus (ii) the undrawn amount of any outstanding Letters of Credit.

‘Seventh Amendment’ shall mean that certain Seventh Amendment to Revolving Credit and Security Agreement dated as of the Seventh Amendment Closing Date executed by and among Borrower, PNC and the Lenders.

‘Seventh Amendment Closing Date’ shall mean September 30, 2008.

‘Total Commitment Amount’ shall mean, the aggregate of all Lenders’ Commitment Amounts which, as of the Seventh Amendment Closing Date, is equal to $67,500,000, as the same may be adjusted pursuant to Section 2.24 hereof and as the same may be reduced or terminated from time to time pursuant to this Agreement.”

2.03 Amendments to Article II. Effective as of the date hereof, Article II of the Credit Agreement is hereby amended by adding a new Section 2.24 and Section 2.25 thereto to read as follows:

“2.24 Increase in Aggregate Commitment. In the event that a Lender desires to increase its Commitment Amount and its Commitment Percentage, or a bank or other entity that is not a Lender desires to become a Lender and provide an additional Commitment Amount and Commitment Percentage hereunder, and so long as no Default or Event of Default shall have occurred and be continuing and with the prior written consent of Agent (which shall not be unreasonably conditioned, withheld or delayed), the Borrower shall have the right from time to time prior to the Term upon not less than thirty (30) days’ (or such shorter time as agreed to by Agent) prior written notice to Agent to increase the Maximum Revolving Advance Amount and the Total Commitment Amount by an aggregate amount of up to $32,500,000 (subject to the terms and conditions set forth herein, “Commitment Adjustment Event”); provided, that in no event shall the aggregate Commitment Amount of all Lenders be increased to an amount greater than $100,000,000; provided, further, that:

(i)	if the Borrower elects to increase the Commitment Amount and Commitment Percentage of a Lender, the Borrower and such Lender shall execute and deliver to the Agent a certificate substantially in the form of Exhibit 2.24(A) attached hereto (a “Commitment Increase Certificate”), provided, that, Borrower may not elect to increase the Commitment Amount more than three times prior to the expiration of the Term;

(ii)	any such Commitment Amount increase shall be in increments of no less than $5,000,000;

(iii)	if the Borrower elects to increase the Commitment Amount and Commitment Percentage by causing a bank or financial institution that at such time is not a Lender to become a Lender (an “Additional Lender”), the Borrower and such Additional Lender shall execute and deliver to the Agent, a certificate substantially in the form of Exhibit 2.24(B) hereto (an “Additional Lender Certificate”); provided that, any such Additional Lender shall be approved by the Agent (which approval shall not be unreasonably conditioned, withheld or delayed) prior to such bank or financial institution becoming an Additional Lender hereunder and the Borrower agrees to pay the Additional Lender any commitment fee or other similar fee required by such Additional Lender with respect to its new Commitment Amount;

(iv)	subject to acceptance and recording thereof pursuant to this Section 2.24 hereof, from and after the effective date specified in the Commitment Increase Certificate or the Additional Lender Certificate, as applicable (or if any Eurodollar Rate Loan is outstanding, then on the last day of the Interest Period in respect of such Eurodollar Rate Loan, unless the Borrower has paid compensation required with respect to such Eurodollar Rate Loan): (a) the amount of the aggregate Commitment Amount, the Total Commitment Amount and Maximum Revolving Advance Amount shall be increased by the amount set forth therein, and (b) in the case of an Additional Lender Certificate, any Additional Lender party thereto shall be a party to this Agreement and the Other Documents and have the rights and obligations of a Lender under this Agreement and the Other Documents. In addition, the Lender party to the Commitment Increase Certificate or Additional Lender, as applicable, shall purchase a pro rata portion of the outstanding Advances (and participation interests in Letters of Credit) of each of the other Lenders (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Lender (including any Additional Lender, if applicable) shall hold its respective percentage of the outstanding Advances (and participation interests) after giving effect to the increase in the Commitment Amount, the Total Commitment Amount and the Maximum Revolving Advance Amount; and

(v)

upon its receipt of a duly completed Commitment Increase Certificate or an Additional Lender Certificate, as applicable, executed by the Borrower and the Lender or the Additional Lender party thereto, as applicable, the Agent shall accept such Commitment Increase Certificate or Additional Lender Certificate and shall record the information contained therein in its register. No increase in the Maximum Revolving Advance Amount, the Total Commitment Amount and Commitment Amount shall be effective for purposes of this Agreement unless it has been recorded in the Agent’s register. The signature pages to this

Agreement shall automatically be amended to include the new Commitment Amounts and Commitment Percentages for each Lender signatory hereto each time a Commitment Increase Certificate or Additional Lender Certificate is accepted by the Agent.

2.25 Reallocation of the Loan and the Commitment Amounts. On the Seventh Amendment Closing Date and on each date when a new Lender becomes a party to the Credit Agreement pursuant to Section 2.24 hereof or an existing Lender increases its Commitment Amount pursuant to Section 2.24 hereof (in each case, a “Commitment Change Date”), (i) each Lender, if any, whose relative proportion of its Commitment Amount increases over the proportion of the Total Commitment Amount held by it prior to the Seventh Amendment Closing Date (or held by it prior to such Commitment Change Date) and/or (ii) each new Lender that increased its Commitment Amount after the Seventh Amendment Closing Date, shall, by assignments among them (which assignments shall be deemed to occur hereunder automatically, and without any requirement for additional documentation, on the Seventh Amendment Closing Date or any Commitment Change Date, as applicable) acquire a portion of the Loan held by them from and among each other, and shall, through the Agent, make such other adjustments among themselves as may be necessary so that after giving effect to such assignments and adjustments, such existing Lenders and such new Lenders, as applicable, shall hold all Loans outstanding under this Agreement ratably in accordance with their respective Commitment Amounts and Commitment Percentages as reflected on the signature pages under such Lender’s name, as such signature pages to this Agreement are amended from time to time to include the new Commitment Amounts and Commitment Percentages each time a Commitment Increase Certificate or Additional Lender Certificate is accepted by the Agent. On the Seventh Amendment Closing Date or the Commitment Change Date, as applicable, all Interest Periods in respect of any Eurodollar Rate Loans that were required to be assigned as set forth above shall automatically be terminated solely with respect to any such Lender that has assigned any such Eurodollar Rate Loans (but not with respect to any Lender that is an assignee of any such Lender). Borrower shall on the Seventh Amendment Closing Date or the Commitment Change Date, as applicable, make payments to the Lenders that held such Eurodollar Rate Loans that were required to be assigned as set forth above to compensate for such termination as if such termination were a payment or prepayment referred to in this Article II.”

2.04 Amendment to Section 3.3. Effective as of the date hereof, Section 3.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Facility Fee. If, (i) for any fiscal month prior to the first adjustment described below, the Facility Usage does not equal the Maximum Revolving Advance Amount, then Borrowers shall pay to Agent for the ratable benefit of Lenders a fee at a rate equal to 0.625% per annum on the amount by which the Maximum Revolving Advance Amount exceeds such Facility Usage and (ii) thereafter, a rate per annum determined by reference to the following grid:

Facility Usage	Facility Fee
If Facility Usage is less than or equal to 33% of the Total Commitment Amount	0.625%
If Facility Usage is greater than 33% but less than or equal to 66.67% of the Total Commitment Amount	0.50%
If Facility Usage is greater than 66.67% of the Total Commitment Amount	0.375%

Adjustments, if any, in the Facility Fee shall be implemented monthly, on a prospective basis, commencing on January 1, 2009 and effective the first day of each fiscal month thereafter based upon Agent’s calculation of the prior month’s Facility Usage as determined by Agent in its sole discretion. If an Event of Default has occurred and is continuing at the time any reduction in the Facility Fee is to be implemented, that reduction shall be deferred until the first day of the first fiscal month following the date on which such Event of Default is waived or cured. Such fee shall be payable to Agent in arrears on the first day of each month with respect to the previous fiscal month.

(b) Fee Letter. Borrowers shall pay the amounts required to be paid in the Fee Letter in the manner and at the times required by the Fee Letter.”

2.05 Amendment to Section 9.7. Effective as of the date hereof, Section 9.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“9.7 Annual Financial Statements. Furnish Agent and Lenders, within ninety (90) days after the end of the fiscal year, financial statements of Borrower, financial statements of Borrower and its Subsidiaries (if any) on a consolidating and consolidated basis, in each case including, but not limited to, statements of income and stockholders’ equity and cash flow from the beginning of the immediately prior fiscal year to the end of such prior fiscal year and the balance sheet as at the end of such prior fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by an independent certified public accounting firm selected by Borrower and satisfactory to Agent (the “Accountants”). The financial statements required to be delivered above shall be accompanied by a Compliance Certificate.”

2.06 Amendment to Section 13.1. Effective as of the date hereof, Section 13.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“13.1 Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until March 30, 2012 (the “Term”) unless sooner terminated as herein provided. Borrower may terminate this Agreement at any time upon sixty (60) days’ prior written notice upon payment in full of the Obligations.”

2.07 Amendments to Section 16.2(b). Effective as of the date hereof, Section 16.2(b) of the Credit Agreement is hereby as follows:

(a) Section 16.2(b)(vi) is amended and restated in its entirety as follows:

“(vi) permit any Revolving Advance to be made if after giving effect thereto the total of Revolving Advances outstanding hereunder would exceed the Formula Amount for more than thirty (30) consecutive Business Days or exceed one hundred and five percent (105%) of the Formula Amount.”

(b) The second paragraph following Section 16.2(b)(viii) is amended and restated in its entirety as follows:

“In the event that Agent requests the consent of a Lender pursuant to this Section 16.2 and such consent is denied, then PNC may, at its option, require such Lender to assign its interest in the Advances to PNC or to another Lender or to any other Person designated by the Agent (the “Designated Lender”), for a price equal to the then outstanding principal amount thereof plus accrued and unpaid interest and fees due such Lender, which interest and fees shall be paid when collected from Borrowers. In the event PNC elects to require any Lender to assign its interest to PNC or to the Designated Lender, PNC will so notify such Lender in writing within forty five (45) days following such Lender’s denial, and such Lender will assign its interest to PNC or the Designated Lender no later than five (5) days following receipt of such notice pursuant to a Commitment Transfer Supplement executed by such Lender, PNC or the Designated Lender, as appropriate, and Agent.”

2.08 Exhibits. Exhibits 2.24(A) and (B) are hereby added to the Credit Agreement in the form attached hereto as Exhibits 2.24(A) and (B).

ARTICLE III

CONDITIONS PRECEDENT

3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent:

(a) Agent shall have received this Amendment duly executed by Borrower, in form and substance satisfactory to Agent and the Lenders and Agent’s legal counsel;

(b) The representations and warranties contained herein and in the Credit Agreement and the Other Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

(c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Agent and Lenders;

(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, and Borrower shall deliver to Agent a Secretary’s Certificate in form and substance satisfactory to Agent evidencing the same;

(e) Agent shall have received the second amended and restated Note duly executed by Borrower in favor of PNC, the third amended and restated Note duly executed by Borrower in favor of M&I Business Credit, LLC and, the amended and restated Note in favor of Capital One Leverage Finance Corp.;

(f) Agent shall have received a Fee Letter duly executed by the Borrower and PNC relating to this Amendment; and

(g) The fees set forth in Section 5.03 hereof shall have been received by each Lender signatory hereto.

ARTICLE IV

CONSENT; NO WAIVER

4.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Agent or Lenders of any covenant or provision of the Credit Agreement, the Other Documents, this Amendment, or of any other contract or instrument among Borrower, Agent and Lenders, and the failure of Agent and/or Lenders at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent and Lenders to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the Other Documents, this Amendment and any other contract or instrument among Borrower, Lenders and Agent.

ARTICLE V

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES; TERMINATION OF

NATIONAL CITY BUSINESS CREDIT’S AND THE CIT GROUP/BUSINESS CREDIT,

INC.’S COMMITMENT AMOUNT AND COVENANT AND FEES

5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Borrower, each Lender and Agent agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all Other Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Amended and Restated Certificates of Incorporation or Amended and Restated Bylaws or other organization documents or governing documents of Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the Other Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent and Lenders; (d) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as amended hereby; and (e) Borrower has not amended its Amended and Restated Certificate of Incorporation or its Amended and Restated Bylaws or other organization or governing documents since the Amendments to Organizational Documents.

5.03 Covenants; Fees. In consideration of the amendments provided herein by the Lenders party to the Credit Agreement prior to the Effective Date (the “Existing Lenders”), the Borrower hereby agrees to pay to each Existing Lender signatory hereto, an amendment fee in an amount equal to 0.20% of each Lender’s Commitment as of the Sixth Amendment Closing Date (the “Amendment Fee”). In consideration of new Lenders becoming a party to the Credit Agreement pursuant to Exhibit 2.24(B) hereto within fifteen (15) Business Days after the Seventh Amendment Closing Date (the “New Lenders”) or any Existing Lender increasing its Commitment as of the Seventh Amendment Closing Date (the “Increased Commitment Lender”) from the amount of such Commitment as of the Sixth Amendment Closing Date (such increase, the “Increased Commitment Amount”), the Borrower hereby agrees to pay (i) each New Lender a commitment fee in an amount equal to 0.25% of such Lender’s Commitment as of the date such New Lender becomes a party to the Credit Agreement, so long as such date is not later than fifteen (15) Business Days after the Seventh Amendment Closing Date (the “New Lender Commitment Fee”), and (ii) each Increased Commitment Lender a commitment fee in an amount equal to 0.25% of such Increased Commitment Amount as of the Seventh Amendment Closing Date (the “Increased Commitment Lender Commitment Fee”). The Borrower, the Lenders and the Agent hereby agree and acknowledge that (i) each Existing Lender’s Amendment Fee and the Increased Commitment Lender Commitment Fee shall be deemed fully earned and nonrefundable upon execution of this Amendment by the Borrower, and shall be payable on the date hereof and (ii) each New Lender Commitment Fee shall be deemed fully earned and nonrefundable upon the execution of the Commitment Increase Certificate and the Additional Lender Certificate in the form of Exhibit 2.24(A) and Exhibit 2.24(B), respectively.

5.04 Termination of each of National City Business Credit’s and The CIT Group/Business Credit, Inc.’s Commitment Amount. Each of the Borrower and Lenders hereby agree, (i) National City Business Credit’s $20,000,000 Commitment Amount shall automatically terminate and any outstanding Advances made by National City Business Credit and any other Obligations owing to National City Business Credit pursuant to the Credit Agreement including, without limitation, any breakage fees or indemnification obligations owing with respect to any Eurodollar Rate Loans pursuant to Article II of the Credit Agreement, shall be repaid by the Borrower on the Seventh Amendment Closing Date and (ii) The CIT Group/Business Credit, Inc.’s $20,000,000 Commitment Amount shall automatically terminate and any outstanding Advances made by The CIT Group/Business Credit, Inc. and any other Obligations owing to The CIT Group/Business Credit, Inc. pursuant to the Credit Agreement including, without limitation, any breakage fees or indemnification obligations owing with respect to any Eurodollar Rate Loans pursuant to Article II of the Credit Agreement, shall be repaid by the Borrower on the Seventh Amendment Closing Date. After giving effect to the foregoing sentence, the Commitment Amount and Commitment Percentage of each Lender shall be set forth on the signature page to the Seventh Amendment.

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

6.02 Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.03 Expenses of Agent. Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent and Lenders in connection with any and all amendments, modifications, and supplements to the Other Documents, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any of the Other Documents, including, without, limitation, the costs and fees of Agent’s and Lenders’ legal counsel.

6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07 Effect of Waiver. No consent or waiver, express or implied, by Agent and/or Lenders to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.10 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, LENDERS AND AGENT.

6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS TO BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS WITH RESPECT TO MATTERS RELATING TO THE CREDIT AGREEMENT OR THE OTHER

DOCUMENTS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT, LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS TO BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY OF THE OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above written.

Borrower:

UNION DRILLING, INC.

By:	/s/ Christopher D. Strong
Name:	Christopher D. Strong
Title:	President & CEO

Agent and Lender:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Timothy S. Culver
Name:	Timothy S. Culver
Title:	Vice President

Commitment Amount:	$35,000,000.00
Commitment Percentage:	51.851851852%

Lenders:

M&I BUSINESS CREDIT, LLC (f/k/a M&I BUSINESS CREDIT, INC. AND DIVERSIFIED BUSINESS CREDIT, INC.)

By:	/s/ Sandra M. Crawford
Name:	Sandra M. Crawford
Title:	Vice President

Commitment Amount:	$13,750,000.00
Commitment Percentage:	20.370370370%

Contact Information for Notices:

M&I Business Credit, LLC

651 Nicollet Mall, Suite 450

Minneapolis, Minnesota 55402-1637

Attention: Sandra M. Crawford

Telephone: (612) 677-8709

Facsimile: (612) 677-8798

CAPITAL ONE LEVERAGE FINANCE CORP.
(f/k/a NORTH FORK BUSINESS CAPITAL)

By:	/s/ Todd Kemme
Name:	Todd Kemme
Title:	Vice President

Commitment Amount:	$18,750,000.00
Commitment Percentage:	27.777777778%

Contact Information for Notices: Capital One Leverage Finance Corp. 5430 LBJ Freeway, Suite 1540 Dallas, Texas 75240 Attention: Todd Kemme Telephone: (972) 770-2672 Facsimile: (972) 770-2671

EXHIBIT 2.24(A)

COMMITMENT INCREASE CERTIFICATE

            , 20

To:	PNC Bank, National Association

as Agent for the Lenders

and the Issuer

The Borrower, the Agent and certain Lenders have heretofore entered into a Revolving Credit and Security Agreement, dated as of March 31, 2005, as amended from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

This Commitment Increase Certificate is being delivered pursuant to Section 2.24 of the Credit Agreement.

Please be advised that the undersigned has agreed (a) to increase its Commitment Amount and Commitment Percentage under the Credit Agreement effective             , 20     from $             to $             and from         % to         %, respectively and (b) that it shall continue to be a party in all respect to the Credit Agreement and the Other Documents.

Very truly yours,

Commitment Amount:	$
Commitment Percentage:	%

By:
Name:
Title:

Accepted and Agreed:

PNC Bank, National Association as Agent

By:
Name:
Title:

Accepted and Agreed:

Union Drilling, Inc.

By:
Name:
Title:

EXHIBIT 2.24(B)

ADDITIONAL LENDER CERTIFICATE

            , 20

To:	PNC Bank, National Association

as Agent for the Lenders

and the Issuer

The Borrower, the Agent and certain Lenders have heretofore entered into a Revolving Credit and Security Agreement, dated as of March 31, 2005, as amended from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

The Additional Lender Certificate is being delivered pursuant to Section 2.24 of the Credit Agreement.

Please be advised that the undersigned has agreed (a) to become a Lender under the Credit Agreement effective             , 20     (b) that it shall be a party in all respect to the Credit Agreement and the Other Documents and (c) provide a Commitment Amount of $            .

This Additional Lender Certificate is being delivered to the Agent together with (i) if the Additional Lender is organized under the laws of a jurisdiction other than the United States (or a state thereof or the District of Columbia), such documentation as may be reasonably requested by the Agent, duly completed and executed by the Additional Lender, and (ii) an questionnaire in the form supplied by the Agent, duly completed by the Additional Lender.

Very truly yours,

Commitment Amount:	$
Commitment Percentage:	%

By:
Name:
Title: